LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT


Insurer: Jefferson Pilot Life Insurance Company Massachusetts Mutual Life Insurance Company

Policy Number:                      JP5296192
                                    0055802

Bank:                               BUCS Federal

Insured:                            Herbert J. Moltzan

Relationship of Insured to Bank:    Executive

Trust: Rabbi Trust for the Executive Supplemental Retirement Plan Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement


The  respective   rights  and  duties  of  the  Bank  and  the  Insured  in  the above-referenced policy shall be pursuant to the terms set forth below:


I.       DEFINITIONS

         Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If the definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II.      POLICY TITLE AND OWNERSHIP

         Title and ownership shall reside in the Trustee for the Rabbi Trust for the Executive Supplemental Retirement Plan Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement for its use and for the use of the Insured all in accordance with this Agreement. The Trustee at the direction of the Bank may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Trustee at the direction of the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject

         Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III.     BENEFICIARY DESIGNATION RIGHTS

         The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Trustee at the direction of the Bank or the Trust may have in such proceeds, as provided in this Agreement.

IV.      PREMIUM PAYMENT METHOD

         Subject to the Bank's absolute right to surrender or terminate the policy at any time and for any reason, the Bank or the Trustee at the direction of the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.       TAXABLE BENEFIT

         Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.      DIVISION OF DEATH PROCEEDS

         Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

         A. Should the Insured be employed by the Bank at the time of death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to eighty percent (80%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

         B. Should the Insured not be employed by the Bank at the time of his or her death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to the percentage as set forth hereinbelow of the proceeds described in Subparagraph VI (A) above that corresponds to the number of full years the Insured has been employed by the Bank since the date of first employment.

                           Total Years
                           of Employment
                           with the Bank        Vested (to a maximum of 100%)
                           -------------        -----------------------------
                                1                          10%
                                2                          20%
                                3                          30%
                                4                          40%
                                5                          50%
                                6                          60%
                                7                          70%
                                8                          80%
                                9                          90%
                               10+                        100%

         C.       The Bank shall be entitled to the remainder of such proceeds.

         D. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII.     DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

         The Bank or the Trust shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank or the Trustee at the direction of the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

         In the event the policy involves an endowment or annuity element, the Bank's or the Trust' right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX.      TERMINATION OF AGREEMENT

         This Agreement shall terminate upon the occurrence of any one of the following:

         A.       The   Insured   shall  leave  the   employment   of  the  Bank
                  (voluntarily or involuntarily) prior to one year of employment with the Bank from the date of first service;

         B. Should the Executive be discharged for Just Cause at anytime, all benefits under this Executive Plan Shall be forfeited. Discharge for "Just Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement.

         C. Surrender, lapse, or other termination of the Policy by the Bank.

         Upon such  termination,  the Insured (or assignee) shall have a fifteen
         (15) day option to receive from the Bank or the Trustee at the direction of the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank or the Trustee at the direction of the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

A. The Bank's or the Trust' share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

B. The amount of the premiums that have been paid by the Bank or the Trustee at the direction of the Bank prior to the date of such assignment.

         If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

         The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

         Except  as  provided   above,   this  Agreement  shall  terminate  upon
         distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.       INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

         The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.      AGREEMENT BINDING UPON THE PARTIES

         This  Agreement  shall bind the  Insured and the Bank or the Trustee at
         the  direction  of  the  Bank,   their  heirs,   successors,   personal
         representatives and assigns.

XII.     ERISA PROVISIONS

         The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

         A.       Named Fiduciary and Plan Administrator.
                  ---------------------------------------

                  The  "Named   Fiduciary  and  Plan   Administrator"   of  this
                  Endorsement  Method  Split  Dollar  Agreement  shall  be  BUCS
                  Federal until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank or the Trustee at the direction of the Bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

         B.       Funding Policy.
                  ---------------

                  Subject to the Bank's absolute right to surrender or terminate the policy at any time and for any reason, the funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

         C.       Basis of Payment of Benefits.
                  -----------------------------

                  Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

         D.       Claim Procedures.
                  -----------------

                  Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

                  In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the

                  Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII.    GENDER

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV.     INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

         The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.      CHANGE OF CONTROL

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the BUCS Financial Corp. ("Company") or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to twenty-five percent (25%) of any class of securities of the Company by a tax-qualified
         employee   stock  benefit  plan  which  is  exempt  from  the  approval requirements, set forth under 12 C.F.R. '574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         Upon a Change of Control, if the Insured's employment is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank (see Subparagraphs VI [A]).

XVI.     AMENDMENT OR REVOCATION

         Subject to the Bank's absolute right to surrender or terminate the policy at any time and for any reason, it is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII.    EFFECTIVE DATE

         The Effective Date of this Agreement shall be July 21, 2003.

XVIII.   SEVERABILITY AND INTERPRETATION

         If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX.     APPLICABLE LAW

         The validity and interpretation of this Agreement shall be governed by the laws of the state of Maryland.

                          BENEFICIARY DESIGNATION FORM
                      FOR LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT

I.       PRIMARY DESIGNATION
         -------------------
         (You may refer to the beneficiary designation information prior to completion of this form.)

A.       Person(s) as a Primary Designation:
         -----------------------------------
         (Please indicate the percentage for each beneficiary.)

Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)

B.       Estate as a Primary Designation:
         --------------------------------

My Primary Beneficiary is The Estate of _____________________________________ as
set forth in the last will and testament dated the _____ day of _______________, _____ and any codicils thereto.

C.       Trust as a Primary Designation:
         -------------------------------

Name of the Trust:  ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________
's this an Irrevocable Life Insurance Trust?  ________ Yes     ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.     SECONDARY (CONTINGENT) DESIGNATION
        ----------------------------------

A. Person(s) as a Secondary (Contingent) Designation: (Please indicate the percentage for each beneficiary.)

Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)

B.       Estate as a Secondary (Contingent) Designation:
         -----------------------------------------------

My Secondary Beneficiary is The Estate of ___________________________________ as set forth in my last will and testament dated the ____ day of ___________, _____ and any codicils thereto.

C.       Trust as a Secondary (Contingent) Designation:
         ----------------------------------------------

Name of the Trust:  ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________

All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


_____________________________________          _________________________________
Herbert J. Moltzan                             Date

                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                                    AGREEMENT


         THIS AGREEMENT is made and entered into this ____ day of ______________, 2003, by and between BUCS Federal, a bank organized and existing under the laws of the United States of America (hereinafter referred to as the "Bank"), and Herbert J. Moltzan, an Executive of the Bank (hereinafter referred to as the "Executive").

         WHEREAS, the Executive is now in the employ of the Bank and has for many years faithfully served the Bank. It is the consensus of the Board of Directors (hereinafter referred to as the "Board") that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Executive's continued services so essential to the Bank's future growth and profits, that it would suffer severe financial loss should the Executive terminate their services;

         ACCORDINGLY, the Board has adopted the BUCS Federal Executive Supplemental Retirement Plan (hereinafter referred to as the "Executive Plan") and it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive's retirement or to the Executive's beneficiary(ies) in the event of the Executive's death pursuant to the Executive Plan;

         FURTHERMORE, it is the intent of the parties hereto that this Executive Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

         NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive agree as follows:


I.       DEFINITIONS

         A. Effective Date:
            ---------------

            The  Effective  Date of the  Executive  Plan shall be July 21, 2003.

         B. Plan Year:
            ----------

               Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

         C. Retirement Date:
            ----------------

               Retirement Date shall mean retirement from service with the Bank that becomes effective on the first day of the calendar month following the month in which the Executive reaches age sixty-five
               (65) or such later date as the Executive may actually retire.

         D. Termination of Service:
            -----------------------

               Termination of Service shall mean the Executive's voluntary resignation of service by the Executive or the Bank's discharge of the Executive without cause, prior to the Normal Retirement Age (Subparagraph I [J]).

         E. Pre-Retirement Account:
            -----------------------

               A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to the Executive's Termination of Service or the Executive's retirement, whichever event shall first occur, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]). The Pre-Retirement Account shall be credited interest at a rate of prime plus two hundred (200) basis points until said account is paid in full and the account balance is zero.

         F. Index Retirement Benefit:
            -------------------------

               The Index Retirement Benefit for each Executive in the Executive Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Cost of Funds Expense (Subparagraph I [H]) for that Plan Year.

         G. Index:
            ------

               The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contract(s) were purchased on the Effective Date of the Executive Plan.

                  Insurance Company:                    Jefferson Pilot Life Insurance Company
                  Policy Form:                          Flexible Premium Adjustable Life Insurance
                  Policy Name:                          ESP100
                  Insured's Age and Sex:                58 / Male
                  Riders:                               None
                  Ratings:                              None
                  Option:                               Level
                  Face Amount:                          $1,049,000
                  Premiums Paid:                        $500,000
                  Number of Premium Payments:           Single Premium Payment
                  Assumed Purchase Date:                July 1, 2003

                  Insurance Company:                    Massachusetts Mutual Life Insurance Company
                  Policy Form:                          Flexible Premium Adjustable Life Insurance
                  Policy Name:                          SL11B-9900
                  Insured's Age and Sex:                58 / Male
                  Riders:                               None
                  Ratings:                              None
                  Option:                               Level
                  Face Amount:                          $1,010,000
                  Premiums Paid:                        $500,000
                  Number of Premium Payments:           Single Premium Payment
                  Assumed Purchase Date:                July 1, 2003

                  If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Executive Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently surrendered or lapsed. Said illustration shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

                  In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and the Executive's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Executive Plan than that of an unsecured creditor of the Bank.

         H. Cost of Funds Expense:
            ----------------------

               The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Executive pursuant to the Executive Plan (Paragraph II hereinafter) plus the amount of all previous years' after-tax Cost of Funds Expense, and multiplying that sum by the Average After-Tax Cost of Funds (Subparagraph I [K]).

         I. Change of Control:
            ------------------

               "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the BUCS Financial Corp. ("Company") or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to twenty-five percent (25%) of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. '574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         J. Normal Retirement Age:
            ----------------------

               Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

         K. Average After-Tax Cost of Funds:
            --------------------------------

               Average After-Tax Cost of Funds means, the total amount the Bank would have earned on the "overnight" investments, per current overnight portfolio, times the inverse of the Bank's combined marginal income tax rate.

          L.   Net Interest / Net Income:
               --------------------------

               Net interest shall be defined as the amount of interest proceeds remaining after all fees associated with the plan have been paid and the Bank has recouped its opportunity costs (the amount BUCS Federal would have earned on "overnight" investments, per current overnight portfolio) and has designated the contribution to the Chief Executive Officer's retirement fund. Net interest proceeds are to be used to fund a Chief Executive Officer retirement fund provided that the Chief Executive Officer generally meets the major performance standards established for the Chief Executive Officer's annual bonus. Up to Fifty Thousand and 00/100th Dollars ($50,000.00) per year shall be allocated to the retirement fund for the Chief Executive Officer. Should the net income from the investment fall below Fifty Thousand and 00/100th Dollars ($50,000.00), only the remaining amount of income will be credited to the retirement fund. The contribution to the fund is to be made each year at the time of Chief Executive Officer's compensation review. Any income proceeds remaining will be used to fund and or offset the cost of other benefits provided to employees of the Bank as designated by the Chief Executive Officer with Compensation Committee approval.

II.      INDEX BENEFITS

         A.  Retirement Benefits:
             --------------------

               Subject to Subparagraph II (D) hereinafter, an Executive who remains in the employ of the Bank until the Normal Retirement Age (Subparagraph I [J]) shall be entitled to receive the balance in the Pre-Retirement Account in one hundred fifty-six (156) equal monthly installments commencing thirty (30) days following the Executive's retirement. Such employment of the Bank shall include years of service with BUCS Federal as a federal mutual bank and a stock bank; such service does not include service with BUCS Federal Credit Union. In addition to these payments and commencing subsequent to the Pre-Retirement Account being paid in full and said account balance is zero, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the year in which the Executive begins receiving the Index Retirement Benefit hereunder, and including the remaining portion of the Plan Year of the year in which the Executive begins receiving the Index Retirement Benefit hereunder, shall be paid to the Executive until the Executive's death.

         B.  Termination of Service:
             -----------------------

               Subject to Subparagraph II (D), should an Executive suffer a Termination of Service the Executive shall be entitled to receive ten percent (10%)
               times the number of full years of employment with the Bank from the date of first employment with the Bank (to a maximum of 100%), times the balance in the Pre-Retirement Account payable to the Executive in one hundred fifty-six (156) equal monthly installments commencing thirty (30) days following the Executive's Normal Retirement Age (Subparagraph I [J]). In addition to these payments and commencing subsequent to the Pre-Retirement Account being paid in full and said account balance is zero, ten percent (10%) times the number of full years of employment with the Bank from the date of first employment with the Bank, (to a maximum of 100%), times the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive begins receiving the Index Retirement Benefit hereunder, and including the remaining portion of the Plan Year in which the Executive begins receiving the Index Retirement
               Benefit hereunder, shall be paid to the Executive until the Executive's death. Such employment of the Bank shall include years of service with BUCS Federal as a federal mutual bank and a stock bank; such service does not include service with BUCS Federal Credit Union.

         C.  Death:
             ------

               Should the Executive die while there is a balance in the Executive's Pre-Retirement Account (Subparagraph I [E]), said unpaid balance of the Executive's Pre-Retirement Account shall be paid in a lump sum to the individual or individuals the Executive may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Executive's estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Executive.

          D. Discharge for Just Cause:
             -------------------------

               Should the Executive be discharged for Just Cause at anytime, all benefits under this Executive Plan Shall be forfeited. Discharge for "Just Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement.

         E. Death Benefit:
            --------------

               Except as set forth above, there is no death benefit provided under this Agreement.

III.     RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executive, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

         If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.      CHANGE OF CONTROL

         Upon a Change of Control (Subparagraph I [I]), if the Executive subsequently suffers a Termination of Service (Subparagraph I [D]), then the Executive shall receive the one hundred percent (100%) of the balance in the Pre-Retirement Account upon attaining Normal Retirement Age, as if the Executive had been continuously employed by the Bank until the Executive's Normal Retirement Age. The Executive will also remain eligible for all promised death benefits in this Executive Plan. In addition, no sale, merger, or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Executive Plan and agrees to abide by its terms.

V.       DISABILITY

         In the event that there is a finding of any qualified period of disability for the Executive, the Bank will deposit into the Contingent Disability Trust for the Executive (hereafter "Trust") an amount equal to the accrued liability retirement account established on the Executive's behalf pursuant to this Agreement. No other benefits will be owed to the Executive under this Agreement during the Period of Disability.

         An Executive is considered under a Period of Disability only if he has a condition that satisfies the definition of disability as defined in the Mass Mutual disability policy purchased by the Bank in conjunction with the implementation of this benefit agreement. If the Bank has no such policy, the Executive will be considered to be disabled based on the definition of disability in the Bank's long-term group disability policy. If there is a dispute regarding whether the Executive is disabled, such dispute shall be resolved by a physician selected by the Bank and such resolution shall be binding upon all parties to this Agreement.

         If the Executive is under a Period of Disability on the date that he reaches Normal Retirement Age, this agreement shall automatically terminate and the Executive shall not be entitled to any further benefits under this Agreement.

         If the Period of Disability ends prior to Normal Retirement Age and the Executive returns to active employment with the Bank, the Bank will pay the Executive a reduced retirement benefit amount. The retirement benefit amount shall be reduced by the thirteen year annual annuity that would be payable at Normal Retirement Age from the Trust assuming the trust assets earned a net rate of four percent (4%) annually starting from the date of the existence of said Trust.

VI.      MISCELLANEOUS

         A. Alienability and Assignment Prohibition:
            ----------------------------------------

               Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

         B. Binding Obligation of the Bank and any Successor in Interest:
            -------------------------------------------------------------

               The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Plan. This Executive Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C. Amendment or Revocation:
            ------------------------

               Subject to Paragraph VII, it is agreed by and between the parties hereto that, during the lifetime of the Executive, this Executive Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Bank.

         D. Gender:
            -------

               Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         E. Effect on Other Bank Benefit Plans:
            -----------------------------------

               Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         F. Headings:
            ---------

               Headings and subheadings in this Executive Plan are inserted for reference and convenience only and shall not be deemed a part of this Executive Plan.

         G. Applicable Law:
            ---------------

               The laws of the State of Maryland shall govern the validity and interpretation of this Agreement.

          H. 12 U.S.C. ss. 1828(k):
             ----------------------

               Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

          I. Partial Invalidity:
             -------------------

               If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial invalidity.

          J. Employment:
             -----------

               No provision of this Executive Plan shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever the Executive's employment at any time.

VI.      ERISA PROVISION

         A. Named Fiduciary and Plan Administrator:
            ---------------------------------------

               The "Named Fiduciary and Plan Administrator" of this Executive Plan shall be BUCS Federal until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B. Claims Procedure and Arbitration:
            ---------------------------------

               In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

               If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60)
               days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

               If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

               Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

     The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Executive Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Subparagraph I [I]), this paragraph shall become null and void effective immediately upon said Change of Control.

                          BENEFICIARY DESIGNATION FORM
                         FOR THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT


I.       PRIMARY DESIGNATION
         -------------------
         (You may refer to the beneficiary designation information prior to completion of this form.)

A.       Person(s) as a Primary Designation:
         -----------------------------------
         (Please indicate the percentage for each beneficiary.)

Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)

B.       Estate as a Primary Designation:
         --------------------------------

My Primary Beneficiary is The Estate of _____________________________________ as
set forth in the last will and testament dated the _____ day of _________, _____ and any codicils thereto.

C.       Trust as a Primary Designation:
         -------------------------------

Name of the Trust:  ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: ___________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?  ________ Yes     ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.     SECONDARY (CONTINGENT) DESIGNATION
        ----------------------------------

A.      Person(s) as a Secondary (Contingent) Designation:
         --------------------------------------------------
        (Please  indicate the percentage for each beneficiary.)

Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)


Name___________________________________   Relationship______________  / _______%

Address:________________________________________________________________________
                (Street)                  (City)           (State)         (Zip)

B.       Estate as a Secondary (Contingent) Designation:
         -----------------------------------------------

My Secondary Beneficiary is The Estate of ___________________________________ as set forth in my last will and testament dated the _____ day of __________, _____ and any codicils thereto.

C.       Trust as a Secondary (Contingent) Designation:
         ----------------------------------------------

Name of the Trust:  ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: ___________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
________________________________________________________________________________
________________________________________________________________________________

All sums payable under the Executive Supplemental Retirement Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


________________________________________            ____________________________
Herbert J. Moltzan                                  Date